UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
February 3, 2016

MICROCHIP TECHNOLOGY INCORPORATED (Exact Name Of Registrant As Specified In Its Charter)

Delaware	0-21184	86-0629024
(State Or Other Jurisdiction Of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2355 West Chandler Boulevard, Chandler, Arizona 85224-6199
(Address Of Principal Executive Offices)

(480) 792-7200
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition.
The information pursuant to Item 2.02 in this report on Form 8-K is being furnished as contemplated by General Instruction B(2) to Form 8-K and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.

On February 3, 2016, we announced the results of our operations for the third fiscal quarter ended December 31, 2015. The complete release is attached to this report as Exhibit 99.1.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 3, 2016, the Board of Directors (“Board”) of Microchip Technology Incorporated (the “Company”), appointed Ganesh Moorthy as President and Chief Operating Officer of the Company. In this position, Mr. Moorthy will report to Steve Sanghi who will remain as Chairman of the Board and Chief Executive Officer of the Company. Mr. Sanghi also served as President of the Company prior to Mr. Moorthy’s promotion.

Mr. Moorthy, age 56, has served as the Company’s Chief Operating Officer since June 2009, as Executive Vice President since October 2006 and as a Vice President in various roles since he joined the Company in 2001.  Prior to this time, he served in various executive capacities with other semiconductor companies.  Mr. Moorthy holds an M.B.A. in Marketing from National University, a B.S. degree in Electrical Engineering from the University of Washington and a B.S. degree in Physics from the University of Mumbai, India. Mr. Moorthy was elected to the Board of Directors of Rogers Corporation in July 2013.

In connection with Mr. Moorthy’s promotion, effective February 3, 2016, Mr. Moorthy’s base salary was increased from $314,913.50 to $400,000 and, effective April 1, 2016, Mr. Moorthy’s participation percentage under each of the Company’s Executive Management Incentive Compensation Plan (EMICP) and Discretionary Executive Management Incentive Compensation Plan (DMICP) was increased from 61% of his annual base salary to 80% of his annual base salary.

There are no family relationships between Mr. Moorthy and any director or executive officer of the Company, and Mr. Moorthy has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 9.01.    Financial Statements and Exhibits.

(d)	Exhibits
	99.1	Microchip Technology Announces Financial Results for Third Quarter Fiscal Year 2016

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 3, 2016	Microchip Technology Incorporated (Registrant)

By: /s/ J. Eric Bjornholt
J. Eric Bjornholt Vice President, Chief Financial Officer (Principal Accounting and Financial Officer)

EXHIBITS

99.1	Microchip Technology Announces Financial Results for Third Quarter Fiscal Year 2016